3 Quarter Supplemental Financial Information Alcoa Corporation December 1, 2016 Exhibit 99.1 rd

This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of
the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,”
“estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements by Alcoa Corporation that reflect expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts concerning global demand growth for aluminum, supply/demand balances; statements, projections or forecasts of future financial results or operating performance; and statements about strategies, outlook, business and financial prospects. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Alcoa Corporation believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to:
(a) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-
based prices and premiums, as applicable, for primary aluminum, alumina, and other products, and fluctuations in indexed-based and spot prices for alumina; (b) deterioration in global economic and financial market conditions generally; (c) unfavorable changes in the markets served by Alcoa
Corporation; (d) the impact of changes in foreign currency exchange rates on costs and results; (e) increases in energy costs; (f) changes in discount rates or investment returns on pension assets; (g) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (h) the inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, or expansions, or joint ventures; (i) political, economic, and regulatory risks in the countries in which Alcoa Corporation operates or sells products; (j) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; (k) the impact of cyber attacks and potential information technology or data security breaches;
and (l) the other risk factors discussed in Alcoa Corporation’s registration statement on Form 10 and other reports filed by Alcoa Corporation with the U.S.
Securities and Exchange Commission. Alcoa Corporation disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.
Forward-looking statements
Important information
2

This presentation includes unaudited “non-GAAP financial measures” (GAAP means accounting principles generally accepted in the United States of
America) as defined in Regulation G under the Securities Exchange Act of 1934, including Adjusted EBITDA. Alcoa Corporation believes that the presentation of non-GAAP financial measures helps investors by providing additional information with respect to the operating performance of Alcoa
Corporation and the ability of Alcoa Corporation to meet its financial obligations. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the appendix for a
reconciliation of the non-GAAP financial measures included in this presentation to their comparable GAAP financial measures.
Alcoa Corporation has not
provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures due primarily to the variability and complexity in making accurate forecasts and projections, as not all of the information for a quantitative reconciliation is available to the
company without unreasonable effort. References to historical EBITDA herein means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix.
Non-GAAP financial measures
Important information (continued)
3

$M, Except Realized Prices and Per Share Amounts
3Q15
2Q16
3Q16
Prior Year
Change
Sequential
Change
Realized
Aluminum
Price
($
/
MT)
-
Cast
Products
segment
$1,906
$1,854
$1,873
($33)
$19
Realized
Alumina
Price
($
/
MT)
-
Alumina
segment
$314
$265
$248
($66)
($17)
Revenue
$2,679
$2,323
$2,329
($350)
$6
Cost of Goods Sold
$2,239
$1,938
$1,964
($275)
$26
COGS % Revenue
83.6%
83.4%
84.3%
0.7% pts.
0.9% pts
SG&A and R&D Expenses
$109
$97
$100
($9)
$3
SG&A and R&D % Revenue
4.1%
4.2%
4.3%
0.2% pts.
0.1%
pts
EBITDA
$331
$288
$265
($66)
($23)
Other Expenses / (Income), Net
$4
($23)
($106)
($110)
($83)
Restructuring and Other Charges
$54
$8
$17
($37)
$9
Effective Tax Rate
550.0%
115.3%
86.8%
(463.2% pts.)
(28.5% pts.)
Net (Loss) Income
($63)
($9)
$14
$77
$23
Less:
Net Income
attributable
to
noncontrolling
interest
$61
$43
$20
($41)
($23)
Net Loss
attributable to Alcoa
Corp.
($124)
($52)
($6)
$118
$46
Pro Forma Earnings
Per Share
($0.68)
($0.28)
($0.04)
$0.64
$0.24
Quarterly income statement summary
4
1.
SG&A refers to selling, general administrative, and other expenses and R&D refers to research and development expenses. 2Q16 R&D spend is lower by $10M compared to previous 2Q16 reports; the previously reported amount for R&D included an immaterial error due to an over-allocation of $10M of expenses.
2.
See appendix for EBITDA reconciliations.                           3. 3Q16 includes a $118 gain on the sale of property near the Intalco smelter.

3

Key
financial
metrics
–
Three
months
ending
September
30,
2016
3Q16 Segment financial summary
5
5
Segment
3
Party Revenue
$M
$M
Adj. EBITDA
1,2
$M
Adj. EBITDA Margin
%
Bauxite
$93
$285
$97
34.0%
Alumina
$585
$902
$74
8.2%
Aluminum
–
$918
$61
6.6%
Cast Products
$1,294
$1,385
$71
5.1%
Rolled Products
$237
$237
$3
1.3%
Energy
$77
$118
$45
38.1%
Corporate
$43
($1,516)
($86)
–
Transformation
$43
$43
($24)
–
Corp. Pension / OPEB
–
–
($8)
–
Impact
of LIFO and metal price lag
–
–
$6
–
Other
–
($1,559)
($60)
–
Alcoa
Corporation Total
$2,329
$2,329
$265
11.4%
1.
Before intersegment eliminations.
2.
See appendix for adjusted EBITDA reconciliations.
3.
Represents the elimination of revenue generated from product sales from one Alcoa Corporation segment to another (e.g., sales from the Aluminum segment to the Cast
Products segment).
rd
1
Total
Revenue
3

Key
financial
metrics
–
Nine
months
ending
September
30,
2016
2016 Nine months YTD segment financial summary
6
6
Segment
3
Party Revenue
$M
$M
Adj. EBITDA
1,2
$M
Adj. EBITDA Margin
%
Bauxite
$224
$773
$273
35.3%
Alumina
$1,682
$2,612
$189
7.2%
Aluminum
$15
$2,822
$144
5.1%
Cast Products
$3,864
$4,061
$215
5.3%
Rolled Products
$683
$683
$18
2.6%
Energy
$209
$336
$122
36.3%
Corporate
$104
($4,506)
($234)
–
Transformation
$104
$104
($89)
–
Corp. Pension / OPEB
–
–
($36)
–
Impact
of LIFO and metal price lag
–
–
$37
–
Other
–
($4,610)
($146)
–
Alcoa
Corporation Total
$6,781
$6,781
$727
10.7%
1.
Before intersegment eliminations.
2.
See appendix for adjusted EBITDA reconciliations.
3.
Represents the elimination of revenue generated from product sales from one Alcoa Corporation segment to another (e.g., sales from the Aluminum segment to the Cast
Products segment).
rd
1
Total Revenue

Reconciliations

3Q16 Segment adjusted EBITDA reconciliation

($ in millions)
For the
three months ended September
30, 2016
Alcoa Corporation -
Segments
Bauxite
Alumina
Aluminum
Cast
Products
Rolled
Products
Energy
After-tax operating income (ATOI)
$55
$16
$10
$44
($9)
$23
Add:
Depreciation, depletion, and amortization
21
48
72
10
5
15
Equity loss (income)
-
9
(5)
2
10
-
Income taxes
22
7
(9)
15
(3)
7
Other
(1)
(6)
(7)
-
-
-
Adjusted EBITDA
$97
$74
$61
$71
$3
$45
Total sales
$285
$902
$918
$1,385
$237
$118
Adjusted EBITDA margin
34.0%
8.2%
6.6%
5.1%
1.3%
38.1%
Alcoa Corporation’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted
EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa Corporation’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Nine months segment adjusted EBITDA reconciliation

($ in millions)
For
the
nine
months
ended
September
30,
2016
Alcoa Corporation -
Segments
Bauxite
Alumina
Aluminum
Cast
Products
Rolled
Products
Energy
After-tax operating income (ATOI)
$156
$21
($16)
$133
($25)
$59
Add:
Depreciation, depletion, and amortization
57
143
222
31
17
43
Equity loss (income)
-
30
(12)
5
31
-
Income taxes
61
7
(43)
46
(5)
20
Other
(1)
(12)
(7)
-
-
-
Adjusted EBITDA
$273
$189
$144
$215
$18
$122
Total sales
$773
$2,612
$2,822
$4,061
$683
$336
Adjusted EBITDA margin
35.3%
7.2%
5.1%
5.3%
2.6%
36.3%
Alcoa Corporation’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted
EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa Corporation’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Adjusted EBITDA reconciliation

(in millions)
Sep YTD
2016
Q3 2016
Q2 2016
Q3 2015
Sales
Sales to unrelated parties
$6,028
$2,075
$2,061
$2,445
Sale to related parties
753
254
262
234
Total sales
$6,781
$2,329
$2,323
$2,679
Adjusted EBITDA
Net Loss attributable to Alcoa Corporation
$(261)
$(6)
$(52)
$(124)
Add:
Net income attributable to non-controlling interest
58
20
43
61
Provision for income taxes
178
92
68
77
Other (income) expenses, net
(90)
(106)
(23)
4
Interest expense
197
67
66
69
Restructuring and other charges
109
17
8
54
Provision for depreciation, depletion, and amortization
536
181
178
190
Adjusted EBITDA
$727
$265
$288
$331
Alcoa Corporation’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa Corporation’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.